Exhibit 10.14

Resolutions for Extensions of Credit And Incumbency Certificate (Special Entity)

As of this      day of December, 2012, the undersigned certifies as follows to PNC Bank, National Association (“Bank”):

1. Name of Special Entity: HK ENGINE COMPONENTS, LLC (“Entity”)

2. Organizational Documents: If requested by the Bank, attached hereto (unless previously delivered to the Bank) is a true, complete and correct copy of the Entity’s organizational documents, with all amendments thereto as in effect on the date hereof.

3. Adoption of Resolutions: The Entity is a limited liability company based in or organized under the laws of Indiana, and the undersigned officer, member or representative of the Entity certifies that the following is a true copy of resolutions (the “Resolutions”) adopted at a meeting of the Members, Managers, Trustees, Executive Committee, Board of Directors, or other governance authority of the Entity pursuant to, and in compliance with, its organizational documents and applicable law, which adoption occurred on a date which is on or before the date of this certificate. The Resolutions now stand of record on the books of the Entity, are in full force and effect and have not been modified or revoked in any manner whatsoever.

4. Resolutions:

4.1 Loans and Extensions of Credit. Resolved, that any one (1) officer of the Entity holding the titles set forth below, as verified by an incumbency certificate executed by a Secretary or Assistant Secretary of the Entity:

NAME	TITLE	ACTUAL SIGNATURE

MISCOR GROUP, LTD.	Member	*See separate Resolutions for Extensions of Credit and Incumbency Certificate for MISCOR GROUP, LTD. for specimen signatures of Managers authorized to bind Entity is hereby authorized, at any time and from time to time: (A) to obtain financial services and products of any kind from the Bank or from any other direct or indirect subsidiary of The PNC Financial Services Group, Inc. (collectively, “PNC”), including but not limited to loans and other products involving the extension of credit; equipment leases; letters of credit; investment sweep products (whether or not related to a credit product); other treasury management services and products; and capital markets services and products, including but not limited to (x) interest or currency swaps, futures, options, collars, caps, floors, forward rate or other interest rate protection or similar arrangements or any foreign currency transaction or similar transaction providing for the purchase of one currency in exchange for the sale of another currency, (y) equity, credit, or other derivative products, and (z) asset securitizations and other receivables financing transactions; (B) to sell to or discount with

PNC any personal property (tangible or intangible), at any time held by the Entity and for such purpose to endorse, assign, transfer and deliver the same to PNC or its agent or designee; (C) to guarantee the payment and performance of the indebtedness and obligations of other persons or entities to PNC; (D) to create or cause the creation of any trusts or other special purpose entities required to be established in connection with any product or service obtained from PNC; (E) to pledge, assign, transfer, mortgage, grant a security interest in or lien on any real or personal property (tangible or intangible) of the Entity to or in favor of PNC as collateral security for the payment and performance of all loans, advances, debts, liabilities, obligations, covenants and duties of the Entity or of any other persons or entities to PNC (whether or not in connection with a guaranty of such other person’s or entity’s obligations to PNC); (F) to execute, accept, authorize agreement to and/or deliver to or in favor of PNC such agreements, documents and instruments, required or requested by PNC in connection with any of the foregoing products, services or actions, including but not limited to loan agreements, promissory notes or other evidence of indebtedness, guaranties, equipment leases, letter of credit reimbursement agreements, treasury management service agreements, interest rate or currency protection agreements, equity, credit and other derivative documents (on International Swap Dealers Association forms or otherwise), asset securitization and other receivables financing agreements, trust agreements or other indentures, collateral security documents (including but not limited to security agreements, financing statements, pledge agreements, assignments, mortgages or deeds of trust), and any supporting documents required by the terms of any of the foregoing agreements, documents or instruments; all in such form as may be requested by PNC and any of which may contain a warrant of attorney authorizing PNC to confess judgment against the Entity for all sums due or to become due by the Entity to PNC and/or a provision waiving the right to trial by jury; (G) to execute and deliver to or in favor of PNC any amendments, modifications, renewals or supplements of or to any of the foregoing agreements, documents or instruments; and (H) to take any other action requested, required or deemed advisable by PNC in order to effectuate the foregoing resolution, all such other actions being hereby approved, ratified and confirmed.

4.2 Multiple Requests; Transaction Administration. Resolved, that in connection with any extension of credit obtained by any of the persons authorized in Section 4.1 above, (i) any of the persons listed in Section 4.1 (or any other person designated in writing by any of the persons listed in Section 4.1) shall be authorized to request multiple draws or advances under an extension of credit and to perform all actions and to execute all such documents on behalf of the Entity as are necessary for the administration of the transactions contemplated by the Resolutions, following the execution of the definitive closing documents (collectively, the “Transaction Administration Actions”), and (ii) any person shall be authorized to take Transaction Administration Actions if they hold one of the following offices or positions with the Entity (or such other office or position as may hereafter be designated in writing by any of the persons listed in Section 4.1): _______________________________________________________________________.

4.3 Ratification. Resolved, that all past acts of persons acting on behalf of the Entity in borrowing or obtaining credit from the Bank and in executing documents or otherwise entering into agreements and giving security on behalf of the Entity are hereby ratified and confirmed.

4.4 Telephonic and Other Requests. Resolved, that the Bank is authorized to take any action authorized hereunder based upon: (i) the telephonic or electronic request (including e-mail request) of any person purporting to be a person authorized to act hereunder, (ii) the signature of any person authorized to act hereunder that is delivered to the Bank personally or by facsimile transmission, or (iii) the telex originated by any of such persons, tested in accordance with such testing procedures as may be established between the Entity and the Bank from time to time.

4.5 General. Resolved, that a certified copy of these Resolutions be delivered to the Bank and that they and the authority vested in the persons specified herein will remain in full force and effect until a certified copy of a resolution of the Entity revoking or modifying these resolutions and such authority has been delivered to the Bank, and the Bank has had a reasonable time to act thereon.

5. Incumbency: Each of the above-named persons holds the office, title or status with the Entity specified in Section 4.1 above, and any signature following a person’s name is such person’s actual signature.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned have hereunto set their hands as of the date first written above.

HK ENGINE COMPONENTS, LLC

	By:	MISCOR GROUP, LTD., its Member

By:____________________________(SEAL)		By:	____________________________(SEAL)
Michael P. Moore
Print Name:___________________________			Chief Executive Officer and President

Title:_________________________________

*NOTE: Countersignature by a second officer or other representative of the Entity is required when person signing above is designated in Section 4.1 as one of the authorized signers.